Immunic, Inc. Announces Pricing of Oversubscribed $65 Million Underwritten Public Offering

NEW YORK, May 29, 2025 /PRNewswire/ — Immunic, Inc. (“Immunic” or the “Company”) (Nasdaq: IMUX), a biotechnology company developing a clinical pipeline of orally administered, small molecule therapies for chronic inflammatory and autoimmune diseases, today announced the pricing of an underwritten public offering of (i) pre-funded warrants to purchase shares of common stock (the “Pre-Funded Warrants”), (ii) series A warrants to purchase shares of common stock (or pre-funded warrants) (the “Series A Warrants”), and (iii) series B warrants to purchase shares of common stock (or pre-funded warrants) (the “Series B Warrants”). The combined public offering price of one Pre-Funded Warrant, one Series A Warrant, and one Series B Warrant, which are being sold together but are immediately seperable, is $0.7499. The Pre-Funded Warrants will be immediately exercisable, and may be exercised at any time after their original issuance. The Series A Warrants will be immediately exercisable any time before December 31, 2025. The Series B Warrants will be exercisable beginning on October 1, 2025, or earlier if certain thresholds are met, until five years from the date of issuance. The Series A and B Warrants will immediately expire in proportion to the extent that the corresponding pre-funded warrant offered hereby is exercised on or prior to September 30, 2025, subject to certain exceptions.

All securities in the offering are being sold by Immunic.

The initial gross proceeds from the offering are expected to be approximately $65 million before deducting underwriting discounts and commissions and offering expenses. The Company may receive up to an aggregate of $130 million of additional gross proceeds if the Series A Warrants and Series B Warrants are exercised in full for cash. The offering is expected to close on or about June 3, 2025, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds received from the proposed offering to fund its clinical trials and operations and for other general corporate purposes.

Leerink Partners is acting as the sole bookrunner for the offering. B. Riley Securities and Brookline Capital Markets, a division of Arcadia Securities, LLC, are acting as co-managers and William Blair & Company, L.L.C. is acting as financial advisor to the Company.

The offering is being made by Immunic pursuant to a shelf registration statement on Form S-3 (File No. 333-275717) previously filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2023, which became effective on May 31, 2024. The offering is being made only by means of a prospectus supplement and the accompanying base prospectus that form a part of the registration statement. A final prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement and the accompanying base prospectus relating to the offering, when available, may be obtained by contacting Leerink Partners LLC, Syndicate Department, 53 State Street, 40th Floor, Boston, MA 02109, or by telephone at (800) 808-7525 ext. 6105, or by email at syndicate@leerink.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Immunic, Inc.

Immunic, Inc. (Nasdaq: IMUX) is a biotechnology company developing a clinical pipeline of orally administered, small molecule therapies for chronic inflammatory and autoimmune diseases. The Company's lead development program, vidofludimus calcium (IMU-838), is currently in phase 3 clinical trials for the treatment of relapsing multiple sclerosis, for which top-line data is expected to be available end of 2026. It has already shown therapeutic activity in phase 2 clinical trials in patients suffering from relapsing-remitting multiple sclerosis and progressive multiple sclerosis. Vidofludimus calcium combines neuroprotective effects, through its mechanism as a first-in-class nuclear receptor related 1 (Nurr1) activator, with additional anti-inflammatory and anti-viral effects, by selectively inhibiting the enzyme dihydroorotate dehydrogenase (DHODH). IMU-856, which targets the protein Sirtuin 6 (SIRT6), is intended to restore intestinal barrier function and regenerate bowel epithelium, which could potentially be applicable in numerous gastrointestinal diseases, such as celiac disease as well as inflammatory bowel disease, Graft-versus-Host-Disease and weight management. IMU-381, which currently is in preclinical testing, is a next generation molecule being developed to specifically address the needs of gastrointestinal diseases.

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, future revenue, projected expenses, sufficiency of cash and cash runway, expected timing, development and results of clinical trials, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to consummation of the proposed offering, Immunic's development programs and the targeted diseases; the potential for vidofludimus calcium to safely and effectively target diseases; preclinical and clinical data for vidofludimus calcium; the feasibility of advancing vidofludimus calcium to a confirmatory phase 3 clinical trial in progressive multiple sclerosis; the timing of current and future clinical trials and anticipated clinical milestones; the nature, strategy and focus of the Company and further updates with respect thereto; and the development and commercial potential of any product candidates of the Company. Immunic may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management's current expectations and involve substantial risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, increasing inflation, tariffs and macroeconomics trends, impacts of the Ukraine – Russia conflict and the conflict in the Middle East on planned and ongoing clinical trials, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient financial and other resources to meet business objectives and operational requirements, the fact that the results of earlier preclinical studies and clinical trials may not be predictive of future clinical trial results, any changes to the size of the target markets for the Company's products or product candidates, the protection and market exclusivity provided by Immunic's intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes, the Company’s ability to close the proposed public offering, and the risk that warrants issued in this offering will not be exercised for cash in the future. A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned "Risk Factors," in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025, and in the Company's subsequent filings with the SEC. Copies of these filings are available online at www.sec.gov or ir.imux.com/sec-filings. Any forward-looking statement made in this release speaks only as of the date of this release. Immunic disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Immunic expressly disclaims all liability in respect to actions taken or not taken based on any or all of the contents of this press release.

Contact Information

Immunic, Inc.

Jessica Breu

Vice President Investor Relations and Communications

+49 89 2080 477 09

jessica.breu@imux.com

US IR Contact

Rx Communications Group

Paula Schwartz

+1 917 633 7790

immunic@rxir.com

US Media Contact

KCSA Strategic Communications

Caitlin Kasunich

+1 212 896 1241

ckasunich@kcsa.com